EXHIBIT 10.8.3

                              VALUESTAR CORPORATION
                             1997 STOCK OPTION PLAN
                                SECOND AMENDMENT

On August 31, 1999 the Board of Directors authorized this second amendment of the 1997 Stock Option Plan. The 1997 Stock Option Plan was originally adopted by the Board of Directors on March 20, 1997 and ratified by the shareholders on April 16, 1997. The 1997 Stock Option Plan is hereby amended by deleting Section 5 in its entirety to be replaced by the following Section 5:


5. Shares Subject to the Plan.

For purposes of the Plan, the Committee is authorized to grant Options to purchase not more than one million two hundred fifty thousand (1,250,000) shares of the Company's common stock, $.00025 par value per share ("Common Stock"), either treasury or authorized but unissued shares, or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

Consistent with Section 3.2 all options granted under this Plan in excess of options on 500,000 common shares previously ratified by the stockholders of the Company, are subject to, and may not be exercised before, the approval of this Second Amendment by the holders of a majority of the Company's outstanding shares on or before the expiration of twelve months from the date of this Second Amendment of this Plan by the Board, and if such approval is not obtained, all Options previously granted in excess of options on 500,000 common shares, shall be void.

                                     * * * *

By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the Second Amendment to the 1997 Stock Option Plan of the Company.

DATED:  August 31, 1999

VALUESTAR CORPORATION



By       /s/ JAMES STEIN
         ---------------
         James Stein, President and CEO



By       /s/ JAMES A. BARNES
         -------------------
         James A. Barnes, Secretary



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                CERTIFICATION OF SECOND AMENDMENT ADOPTION BY THE
                      SHAREHOLDERS OF VALUESTAR CORPORATION


I, the undersigned Secretary of this Corporation, hereby certify that the foregoing Second Amendment to the 1997 Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of the date below.

Date of Shareholder Approval of the Second Amendment:  NOVEMBER 19, 1999


/s/ JAMES A. BARNES
 ------------------
James A. Barnes, Secretary